SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: January 14, 2005

(Date of earliest event reported)

THE NAUTILUS GROUP, INC.

(Exact name of registrant as specified in its charter)

Washington	000-25867	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 NE 136th Avenue

Vancouver, Washington 98684

(Address of principal executive offices and zip code)

(360) 694-7722

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE NAUTILUS GROUP, INC.

FORM 8-K

ITEM 8.01. OTHER EVENTS

On January 14, 2005, The Nautilus Group, Inc. issued a press release responding to the January 13, 2005 press release issued by ICON Health and Fitness regarding a legal case involving ICON and The Nautilus Group, Inc. in Salt Lake City, Utah. A copy of the press release is being furnished to the Securities and Exchange Commission and is attached hereto as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

The following exhibit is furnished herewith and this list constitutes the exhibit index:

Exhibit No.	Description
99.1	The Nautilus Group, Inc. Press Release dated January 14, 2005

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE NAUTILUS GROUP, INC. (Registrant)

January 20, 2005	By:	/s/ Rod W. Rice
(Date)		Rod W. Rice, Chief Financial Officer and Secretary